Other Long-Term Liabilities (Detail) - USD ($) $ in Millions	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other long-term liabilities
Pension and other employee benefits	$ 524	$ 505	$ 177
Contingent payment liabilities	448	426	518
Long-term deferred income taxes	176	181	72
Due to Baxter	102	64
Other	59	53	154
Total other long-term liabilities	$ 1,309	1,229
Total other long-term liabilities		$ 1,048	$ 849